Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LCS Golf, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Mitchell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                      /S/MICHAEL MITCHELL
                                                      -------------------
                                                      Michael Mitchell
                                                      Chief Executive Officer
February 18, 2003